-----------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

-----------------------------------------------------------------------------

       Date of Report (Date of earliest event reported): November 20, 1996
                                                        (November 19, 1996)
-----------------------------------------------------------------------------


                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                 0-10592                             14-1630287
         (Commission File Number)          (IRS Employer Identification No.)
-----------------------------------------------------------------------------


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

-----------------------------------------------------------------------------

TrustCo Bank Corp NY


Item 5.    Other Events

           A press release was issued on November 19, 1996, declaring a quarterly cash dividend of $0.275 per share, payable January 2, 1997, to the shareholders of record at the close of business on December 8, 1996. Attached is the press release labeled as exhibit 99(a).




Item 7     (c) Exhibits


           Reg S-K Exhibit No.      Description
                    99(a) Press release dated November 19, 1996, declaring a quarterly cash dividend of $0.275 per share, payable January 2, 1997, to the shareholders of record at the close of business on December 8, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 20, 1996

                                         TrustCo Bank Corp NY
                                         (Registrant)


                                         By:/s/ Robert T. Cushing
                                            Robert T. Cushing
                                            Vice President and
                                            Chief Financial Officer

Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.              Description                     Page
------------------       ----------------------------         ----------
      99(a)              Press release dated Novem-               5
                         ber 19, 1996, declaring a
                         quarterly cash dividend of
                         $0.275 per share, payable
                         January 2, 1997, to the
                         shareholders of record at the
                         close of business on
                         December 8, 1996.

                                                 Exhibit 99(a)

TRUSTCO
Bank Corp NY                                     News Release
-----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                               NASDAQ -- TRST

Contact:            William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

                         TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - November 19, 1996

On November 19, 1996 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable January 2, 1997, to the shareholders of record at the close of business on December 8, 1996.

TrustCo is a $2.2 billion bank holding company and through its subsid iary bank, Trustco Bank, National Association, operates 48 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $895 million of assets under manage ment. The common shares of TrustCo are traded on the Nasdaq Na tional Market tier of the Nasdaq Stock Market under the symbol TRST.

                                             # # # #